SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549



                             FORM 8-A



        FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
            PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


                    OMNI ENERGY SERVICES CORP.
      (Exact name of Registrant as specified in its charter)


      Louisiana                                72-1395273
(State of incorporation                     (I.R.S. Employer
  or organization)                         Identification No.)

                    4484 NE Evangeline Thruway
                    Carencro, Louisiana  70520
       (Address of principal executive offices) (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

                             None


Securities to be registered pursuant to Section 12(g) of the Act:

                  Common Stock, $0.01 par value
                        (Title of Class)




          INFORMATION REQUIRED IN REGISTRATION STATEMENT


Item 1.   Description of Registrant's Securities to be Registered

     The information required by this item is incorporated by reference from pages 51 through 53 of Amendment No. 1 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-36561) (the "Amendment") under the heading "Description of Capital Stock," a copy of which is incorporated by reference herein from the Amendment as Exhibit 4 hereto.


Item 2.   Exhibits

     1. Registrant's Amended and Restated Articles of Incorporation. Incorporated herein by reference to Exhibit 3.1 to the Amendment.

     2.   Registrant's  Bylaws.   Incorporated herein by reference  to
          Exhibit 3.2 to the Amendment.

     3.   Specimen of Common Stock  certificate.   Incorporated herein
          by reference to Exhibit 4.2 to the Amendment.

     4.   Description of the Registrant's capital stock  from pages 51
          through  53  of  the  Amendment.   Incorporated  herein   by
          reference from the Amendment.



                            SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                              OMNI ENERGY SERVICES CORP.



                                      /s/ Roger E. Thomas
                                   --------------------------
                                   Roger E. Thomas, President


Date:   November 12, 1997





                          EXHIBIT INDEX



                                                                 Sequentially
Exhibit                                                            Numbered
Number    Description                                                Page


 1        Registrant's  Amended  and  Restated  Articles  of
          Incorporation.*

 2        Registrant's Bylaws.*

 3        Specimen of Common Stock certificate of Registrant.*

 4 Description of the Registrant's capital stock from pages 51 through 53 of Amendment No. 1 to the Registrant's Registration Statement on Form S-1
          (Registration No. 333-36561).*


--------------
*Incorporated herein by reference from Amendment No. 1 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-36561).

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